Exhibit 10.1

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Agreement”) dated as of April 16, 2018 relating to the Credit Agreement dated as of October 6, 2017 (as amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among (a) CEOC, LLC (the “Borrower”), (b) the LENDERS party thereto from time to time and (c) CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent.

RECITALS:

WHEREAS, the Borrower has requested, and each Lender holding Term B Loans (after giving effect to the replacement of any Non-Consenting Lenders pursuant to Section 3) has agreed by delivery of its consent to this Agreement to the Administrative Agent, to reduce the Applicable Margin on the Term B Loans; and

WHEREAS, the Borrower has appointed Credit Suisse Securities (USA) LLC (the “First Amendment Arranger”) as sole lead arranger and bookrunner in connection with this Agreement.

NOW, THEREFORE, the parties hereto therefore agree as follows:

SECTION 1.    Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined term in appropriate alphabetical order therein:

““First Amendment Effective Date” shall mean April 16, 2018.”

(b)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (i) of the definition of “Applicable Margin” therein as follows:

“(i) with respect to any Term B Loan, 2.00% per annum in the case of any Eurocurrency Loan and 1.00% per annum in the case of any ABR Loan,”

(c)    Section 2.11(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii)    In the event that, on or prior to the date that is six months after the First Amendment

Effective Date, the Borrower shall (x) make a prepayment of the Term B Loans pursuant to Section 2.11(a) with the proceeds of, or any conversion of Term B Loans into, any substantially concurrent issuance of a new or replacement tranche of long-term senior secured first lien term loans that are broadly syndicated to banks and other institutional investors in financings similar to the Term B Loans the primary purpose of which is to (and which does) reduce the All-in Yield of such Term B Loans (other than, for the avoidance of doubt, with respect to securitizations) or (y) effect any amendment to this Agreement the primary purpose of which is to (and which does) reduce the All-in Yield of the Term B Loans (other than, in the case of each of clauses (x) and (y), in connection with a Qualified IPO, a Change in Control or a transformative acquisition referred to in the last sentence of this paragraph), the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders holding Term B Loans, (A) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B Loans so prepaid and (B) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B Loans for which the All-in Yield has been reduced pursuant to such amendment. Such amounts shall be due and payable on the date of such prepayment or the effective date of such amendment, as the case may be. For purposes of this Section 2.11(a)(ii), a “transformative acquisition” is any acquisition by the Borrower or any Subsidiary that (i) is not permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition or (ii) if permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition, would not provide the Borrower and its Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower in good faith.”

SECTION 3.    Replacement of Non-Consenting Lenders. The Borrower shall be deemed to have exercised its right pursuant to Section 2.19(c) of the Credit Agreement to require that each Non-Consenting Lender assign and delegate, without recourse, all interests, rights and obligations under the Credit Agreement with respect to the Term B Loans to Credit Suisse AG, Cayman Islands Branch, as replacement lender (in such capacity, the “Replacement Lender”), which assignment shall occur immediately and automatically upon satisfaction of the condition in Section 5(d) below, and the Replacement Lender agrees to accept each such assignment.

SECTION 4.    Representations of the Borrowers. The Borrower represents and warrants that:

(a)    the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date); and

(b)    no Event of Default or Default is continuing on and as of the date hereof after giving effect hereto.

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SECTION 5.    Conditions. This Agreement shall become effective as of the first date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)    the Administrative Agent (or its counsel) shall have received (x) from each Loan Party, the Majority Lenders for the Term B Facility (determined before giving effect to the replacement of any Non-Consenting Lenders) and each Lender holding Term B Loans (after giving effect to the replacement of any Non-Consenting Lenders) (i) a consent to this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a consent to this Agreement and (y) from the Administrative Agent, an executed counterpart to this Agreement;

(b)    the representations and warranties set forth in Section 4 above shall be true and correct;

(c)    any fees and reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) owing by the Borrower to the Administrative Agent and the First Amendment Arranger and invoiced prior to the date hereof shall have been paid in full (subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates or such First Amendment Arranger or their respective affiliates entered into in connection with this Agreement); and

(d)    (i) all Obligations of the Borrower owing to any Non-Consenting Lender being replaced pursuant to Section 3 shall be paid in full to such Non-Consenting Lender concurrently with the assignment described in Section 3 (including any amount payable pursuant to Section 2.11(a)) and (ii) the Replacement Lender shall pay to each such Non-Consenting Lender an amount equal to the principal amount of the Term B Loans held by such Non-Consenting Lender plus accrued and unpaid interest thereon.

SECTION 6.    Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

SECTION 7.    Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Loan Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects after giving effect to the amendments contemplated by this Agreement. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Loan Obligations as modified hereby.

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SECTION 8.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.

SECTION 9.    Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby (in the case of any such fees and reasonable out-of-pocket expenses incurred in connection with this Agreement, subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates entered into in connection with this Agreement). The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

CEOC, LLC, as Borrower

By:	/s/ Eric Hession
Name: Eric Hession Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1]

3535 LV CORP.

B I GAMING CORPORATION

BALLY’S MIDWEST CASINO, INC.

BALLY’S PARK PLACE LLC

BENCO LLC

BL DEVELOPMENT CORP.

BOARDWALK REGENCY LLC

CAESARS ENTERTAINMENT FC LLC

CAESARS MARKETING SERVICES LLC

CAESARS NEW JERSEY LLC

CAESARS PALACE LLC

CAESARS PALACE REALTY LLC

CAESARS RIVERBOAT CASINO, LLC

CAESARS TREX, INC.

CAESARS UNITED KINGDOM, INC.

CAESARS WORLD LLC

CAESARS WORLD MARKETING LLC

CAESARS WORLD MERCHANDISING LLC

CALIFORNIA CLEARING CORPORATION

CASINO COMPUTER PROGRAMMING, INC.

DESERT PALACE LLC

FLAMINGO-LAUGHLIN, INC.

GCI SPINCO LLC

GRAND CASINOS OF BILOXI, LLC

GRAND CASINOS OF MISSISSIPPI, LLC – GULFPORT

GRAND CASINOS, INC.

HARRAH SOUTH SHORE CORPORATION

HARRAH’S ARIZONA CORPORATION

HARRAH’S BOSSIER CITY INVESTMENT COMPANY, L.L.C.

HARRAH’S CHESTER DOWNS INVESTMENT COMPANY, LLC

HARRAH’S CHESTER DOWNS MANAGEMENT COMPANY, LLC

HARRAH’S ILLINOIS LLC

HARRAH’S INTERACTIVE INVESTMENT COMPANY

By:	/s/ Eric Hession

Name: Eric Hession
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1]

HARRAH’S INTERNATIONAL HOLDING COMPANY, INC.
HARRAH’S IOWA ARENA MANAGEMENT, LLC
HARRAH’S MANAGEMENT COMPANY
HARRAH’S NEW ORLEANS MANAGEMENT COMPANY LLC
HARRAH’S NORTH KANSAS CITY LLC
HARRAH’S OPERATING COMPANY MEMPHIS, LLC
HARVEYS BR MANAGEMENT COMPANY, INC.
HARVEYS IOWA MANAGEMENT COMPANY LLC
HARVEYS TAHOE MANAGEMENT COMPANY LLC
HBR REALTY COMPANY LLC
HCAL, LLC
HCR SERVICES COMPANY, INC.
HEI HOLDING COMPANY ONE, INC.
HEI HOLDING COMPANY TWO, INC.
HORSESHOE GAMING HOLDING, LLC
HORSESHOE GP, LLC
HORSESHOE HAMMOND, LLC
HTM HOLDING LLC
MARTIAL DEVELOPMENT CORP.
NEW ROBINSON PROPERTY GROUP LLC
OCEAN SHOWBOAT, INC.
PARBALL LLC
PLAYERS BLUEGRASS DOWNS LLC
ROBINSON PROPERTY GROUP LLC
ROMAN ENTERTAINMENT CORPORATION OF INDIANA
ROMAN HOLDING COMPANY OF INDIANA LLC
SHOWBOAT ATLANTIC CITY OPERATING COMPANY, LLC
SHOWBOAT HOLDING LLC
SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES LLC
TUNICA ROADHOUSE LLC

By:	/s/ Eric Hession

Name: Eric Hession
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1]

190 FLAMINGO, LLC

AJP PARENT, LLC

CHRISTIAN COUNTY LAND ACQUISITION COMPANY, LLC

HOLE IN THE WALL, LLC

KOVAL HOLDINGS COMPANY, LLC

PHW MANAGER, LLC

PLAYERS INTERNATIONAL, LLC

RENO CROSSROADS LLC

TRB FLAMINGO, LLC

WINNICK PARENT, LLC

By: CEOC, LLC, as sole member

By:	/s/ Eric Hession

Name: Eric Hession
Title: Chief Financial Officer and Treasurer

AJP HOLDINGS, LLC

By:	AJP PARENT, LLC, as sole member

	By:	CEOC, LLC, as sole member

		By:	/s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

CHESTER FACILITY HOLDING COMPANY, LLC

By:	HARRAH’S CHESTER DOWNS INVESTMENT COMPANY, LLC, as sole member

	By:	/s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1]

DURANTE HOLDINGS, LLC

By: AJP HOLDINGS, LLC, as sole member

By: AJP PARENT, LLC, as sole member

By: CEOC, LLC, as sole member

By:	/s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

HARRAH’S NC CASINO COMPANY, LLC

By: HARRAH’S MANAGEMENT COMPANY, as a managing member

By:	/s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

HARRAH’S NC CASINO COMPANY, LLC

By: CEOC, LLC, as a managing member

By:	/s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

HARRAH’S SHREVEPORT/BOSSIER CITY INVESTMENT COMPANY, LLC

By: HARRAH’S NEW ORLEANS MANAGEMENT COMPANY LLC, as sole member

By:	/s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1]

HORSESHOE ENTERTAINMENT

By: NEW GAMING CAPITAL PARTNERSHIP, A NEVADA LIMITED PARTNERSHIP, as general partner

By: HORSESHOE GP, LLC, as general partner

By:	/s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

KOVAL INVESTMENT COMPANY, LLC

By: KOVAL HOLDINGS COMPANY, LLC, as sole member

By: CEOC, LLC, as sole member

By:	/s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

NEW GAMING CAPITAL PARTNERSHIP, A NEVADA LIMITED PARTNERSHIP

By: HORSESHOE GP, LLC, as general partner

By:	/s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

PLAYERS HOLDING, LLC

By: PLAYERS INTERNATIONAL, LLC, as sole member

By: CEOC, LLC, as sole member

By:	/s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1]

WINNICK HOLDINGS, LLC

By:	WINNICK PARENT, LLC, as sole member

	By:	CEOC, LLC, as sole member

		By:	/s/ Eric Hession
Name: Eric Hession
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1]

ADMINISTRATIVE AGENT:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Replacement Lender

By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ WHITNEY GASTON
Name: WHITNEY GASTON
Title: AUTHORIZED SIGNATORY

[Signature Page to Amendment No. 1]